Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [Abstract]
Cash and cash equivalents

6. Cash and cash equivalents

	December 31,
	2017	2016
Short-term bank deposits	66,767	79,969

	66,767	79,969

Cash and cash equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three months or less, and with immaterial risk of change in value.